UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 19, 2012

Date of report (Date of earliest event reported)

Integrated Device Technology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-12695	94-2669985
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6024 Silver Creek Valley Road, San Jose, California 95138
(Address of principal executive offices) (Zip Code)

(408) 284-8200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

This Current Report on Form 8-K/A (the “Second Amendment”) amends and supplements the Current Report on Form 8-K filed by Integrated Device Technology, Inc., a Delaware corporation (“IDT”), on July 20, 2012 (the “Initial 8-K”), in which IDT reported the completion of its acquisition (the “Transaction”) of certain assets related to technology and products developed for communications analog mixed-signal market applications (the “High Speed Data Converter Business”) from NXP B.V. (“NXP”), and the Current Report on Form 8-K/A filed by IDT on August 9, 2012 (the “First Amendment”). This Second Amendment is being filed (a) to update the historical financial statements described in Item 9.01(a) below to include unaudited statements of revenues and director expenses of the High Speed Data Converter Business for the 6 month periods ended July 3, 2011 and July 1, 2012, and the unaudited statements of assets acquired and liabilities assumed of the High Speed Data Converter Business as of July 1, 2012 and (b) to update the pro forma financial statements described in Item 9.01(b) below to give effect to the completion by PLX Technology, Inc. (“PLX”) on July 6, 2012 of the sale of its digital channel stacking switch product line pursuant to an asset purchase agreement with Entropic Communications, Inc. and on September 20, 2012 of the sale of its physical layer 10GBase-T integrated circuit family of products pursuant to an asset purchase agreement with Aquantia Corporation (collectively referred to as the “PLX Disposed Business Components”), both previously reported by PLX. The information previously reported in the Initial Form 8-K and the First Amendment is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Historical audited statements of revenues and direct expenses of the High Speed Data Converter Business of NXP for the years ended December 31, 2010 and 2011, historical unaudited statements of revenues and direct expenses of the High Speed Data Converter Business of NXP for the 6 month periods ended July 3, 2011 and July 1, 2012, historical audited statements of assets acquired and liabilities assumed of the High Speed Data Converter Business of NXP as of December 31, 2010 and 2011, and historical unaudited statements of assets acquired and liabilities assumed of the High Speed Data Converter Business as of July 1, 2012 and, in each case, the notes related thereto, are filed as Exhibit 99.2 to this Amendment and are incorporated by reference herein. Pursuant to a request filed by IDT with the Securities and Exchange Commission (the “SEC”), the Staff of the SEC has noted that it would not object to the filing of these financial statements in satisfaction of Rule 3-05 of Regulation S-X.

(b)	Pro Forma Financial Information.

Unaudited Pro Forma Condensed Combined Balance Sheet as of July 1, 2012 and Pro Forma Condensed Combined Statements of Operations for the year ended July 1, 2012, and the notes related thereto (collectively, the “Pro Forma Financials”), with respect to the Transaction referred to above are filed as Exhibit 99.3 to this Amendment and incorporated by reference herein. The Pro Forma Financials also include pro forma adjustments for IDT’s pending acquisition of PLX, previously announced by IDT, as well as the completion by PLX of the sale of the PLX Disposed Business Components on July 6, 2012 and September 20, 2012.

(d)	Exhibits.

Exhibit No.	Description

2.1*	Business Purchase Agreement, dated as of February 22, 2012, by and between Integrated Device Technology, Inc. and NXP B.V.[1,2]

2.2*	Amendment No. 1 to Business Purchase Agreement, dated as of June 21, 2012, by and between Integrated Device Technology, Inc. and NXP B.V.[1]

2.3*	Amendment No. 2 to Business Purchase Agreement, dated as of July 19, 2012, by and between Integrated Device Technology, Inc. and NXP B.V.[1,2]

23.1	Consent of KPMG Accountants NV, independent public registered accounting firm.

99.1*	Press Release, issued by Integrated Device Technology, Inc. on July 19, 2012, announcing the completion of the acquisition.

99.2	Historical audited Statements of Net Revenues and Direct Expenses of the High Speed Data Converter Business for the years ended December 31, 2010 and 2011, historical unaudited statements of revenues and direct expenses of the High Speed Data Converter Business of NXP for the 6 month periods ended July 3, 2011 and July 1, 2012, historical audited Statement of Assets Acquired and Liabilities Assumed of the High Speed Data Converter Business as of December 31, 2010 and 2011, and historical unaudited statements of assets acquired and liabilities assumed of the High Speed Data Converter Business as of July 1, 2012, and the notes related thereto.

99.3	Unaudited Pro Forma Condensed Combined Balance Sheet as of July 1, 2012 and Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended July 1, 2012, and the notes related thereto.

*	Previously filed.
[1]

Pursuant to Regulation S-K, Item 601(b)(2), certain schedules (and similar attachments) to this exhibit have not been filed herewith. A list of omitted schedules is included in the agreement. The registrant agrees to furnish a supplemental copy of any such omitted schedule (or similar attachment) to the Securities and Exchange Commission upon request; provided, however, that the registrant may request confidential treatment of omitted items.

[2]	Certain portions have been omitted pursuant to a confidential treatment request. Omitted information has been filed separately with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 3, 2012	INTEGRATED DEVICE TECHNOLOGY, INC.

	By:	/s/ RICHARD D. CROWLEY, JR.
Richard D. Crowley, Jr.
Sr. Vice President, Chief Financial Officer
(duly authorized officer)

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Business Purchase Agreement, dated as of February 22, 2012, by and between Integrated Device Technology, Inc. and NXP B.V.[1,2]

2.2*	Amendment No. 1 to Business Purchase Agreement, dated as of June 21, 2012, by and between Integrated Device Technology, Inc. and NXP B.V.[1]

2.3*	Amendment No. 2 to Business Purchase Agreement, dated as of July 19, 2012, by and between Integrated Device Technology, Inc. and NXP B.V.[1,2]

23.1	Consent of KPMG Accountants NV, independent public registered accounting firm.

99.1*	Press Release, issued by Integrated Device Technology, Inc. on July 19, 2012, announcing the completion of the acquisition.

99.2	Historical audited Statements of Net Revenues and Direct Expenses of the High Speed Data Converter Business for the years ended December 31, 2010 and 2011, historical unaudited statements of revenues and direct expenses of the High Speed Data Converter Business of NXP for the 6 month periods ended July 3, 2011 and July 1, 2012, historical audited Statement of Assets Acquired and Liabilities Assumed of the High Speed Data Converter Business as of December 31, 2010 and 2011, and historical unaudited statements of assets acquired and liabilities assumed of the High Speed Data Converter Business as of July 1, 2012, and the notes related thereto.

99.3	Unaudited Pro Forma Condensed Combined Balance Sheet as of July 1, 2012 and Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended July 1, 2012, and the notes related thereto.

*	Previously filed.
[1]

Pursuant to Regulation S-K, Item 601(b)(2), certain schedules (and similar attachments) to this exhibit have not been filed herewith. A list of omitted schedules is included in the agreement. The registrant agrees to furnish a supplemental copy of any such omitted schedule (or similar attachment) to the Securities and Exchange Commission upon request; provided, however, that the registrant may request confidential treatment of omitted items.

[2]	Certain portions have been omitted pursuant to a confidential treatment request. Omitted information has been filed separately with the Securities and Exchange Commission.